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                                                                EXHIBIT 10.3

                               [NBD LETTERHEAD]


March 25, 1997

Mr. R.S. Ramdas
Sr. Director Internal Audit, Tax & Treasury
Syntel, Inc.
2800 Livernois
Suite 400
Troy, MI  48083



Dear Ramdas:

NBD Bank hereby removes items 9.3A Dividends and 9.3B Sale of Shares under the terms and conditions of the Credit Authorization Agreement dated September 13, 1996 between NBD Bank and Syntel, Inc. All other terms and conditions remain the same as referenced in the addendum letter dated March 11, 1997. Please sign below to acknowledge your acceptance and confirmation.

Sincerely,

NBD Bank


By: Mary Ann Lievois
    -----------------------
        Mary Ann Lievois
Its:     Vice President
      ---------------------

Accepted and Agreed to this 25th day of March 1997.

Syntel, Inc.


By: R. S. Ramdas
    -----------------------------------
           R. S. Ramdas
Its: Sr. Director Internal Audit, Tax &
                       Treasury
    -----------------------------------